Exhibit 10.4

ABBOTT LABORATORIES

1996 INCENTIVE STOCK PROGRAM

NON-QUALIFIED STOCK OPTION

ABBOTT LABORATORIES (THE “COMPANY”) HEREBY GRANTS TO

«FIRST_NAME» «MI» «LAST_NAME»                    (THE “EMPLOYEE”)

«SSN»

A NON-QUALIFIED STOCK OPTION TO PURCHASE FROM TIME TO TIME ALL OR ANY PART OF A TOTAL OF «NQSOs» COMMON SHARES OF THE COMPANY IDENTIFIED ABOVE AS BEING SUBJECT TO THIS NON-QUALIFIED STOCK OPTION, AT THE PRICE OF «PRICE» PER SHARE, (SUCH PRICE BEING NOT LESS THAN 100% OF THE FAIR MARKET VALUE OF THE SHARES ON THE DATE HEREOF) UPON THE TERMS AND CONDITIONS SET FORTH BELOW.

THIS NON-QUALIFIED STOCK OPTION IS GRANTED THIS«Grant_Day» DAY OF «Grant_Month», 2006 UNDER THE COMPANY’S 1996 INCENTIVE STOCK PROGRAM (HEREIN CALLED THE “PROGRAM”) FOR THE PURPOSE OF FURNISHING TO THE EMPLOYEE AN APPROPRIATE INCENTIVE TO IMPROVE OPERATIONS AND INCREASE PROFITS AND ENCOURAGING THE EMPLOYEE TO CONTINUE EMPLOYMENT WITH THE COMPANY AND ITS SUBSIDIARIES.   THIS OPTION INCORPORATES AND IS SUBJECT TO, THE PROVISIONS OF THE PROGRAM.  TERMS USED HEREIN SHALL HAVE THE SAME MEANING AS IN THE PROGRAM, AND IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PROVISIONS HEREOF AND THE PROVISIONS OF THE PROGRAM THE PROGRAM SHALL CONTROL.

THE TERMS AND CONDITIONS OF THE OPTION ARE AS FOLLOWS:

1.     THIS OPTION MAY, BUT NEED NOT, BE EXERCISED IN INSTALLMENTS, BUT MAY BE EXERCISED ONLY TO THE EXTENT, AND WITHIN THE TIME PERIODS, DESCRIBED BELOW.  DURING THE LIFETIME OF THE EMPLOYEE THIS OPTION MAY BE EXERCISED ONLY BY THE EMPLOYEE AND (EXCEPT AS PROVIDED BELOW) ONLY WHILE IN THE EMPLOY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES.

2.     THIS OPTION MAY BE EXERCISED ONLY ON OR AFTER THE FIRST ANNIVERSARY OF THE GRANT DATE.  TERMINATION OF SUCH EMPLOYMENT BEFORE THE FIRST ANNIVERSARY OF THE GRANT DATE WILL TERMINATE ALL RIGHTS UNDER THE OPTION (UNLESS THE TERMINATION IS FOR REASON OF RETIREMENT, DISABILITY OR DEATH OR FOR REASON OTHER THAN RETIREMENT, DISABILITY OR DEATH AND THE FIRST ANNIVERSARY OR THE GRANT DATE OCCURS WITHIN THE THREE (3) MONTH PERIOD DESCRIBED IN PARAGRAPH 4).

3.     ON THE FIRST ANNIVERSARY OF THE GRANT DATE ONE-THIRD OF THE TOTAL NUMBER OF SHARES (ROUNDED UP) COVERED BY THIS OPTION MAY BE PURCHASED; ON THE SECOND ANNIVERSARY OF THE GRANT DATE TWO-THIRDS (ROUNDED UP) OF THE TOTAL NUMBER OF SHARES COVERED BY THIS OPTION MAY BE PURCHASED AND ON THE THIRD ANNIVERSARY OF THE GRANT DATE THIS OPTION SHALL BE EXERCISABLE IN FULL.  IN THE EVENT OF TERMINATION OF EMPLOYMENT, THE NUMBER OF SHARES WHICH MAY BE PURCHASED PURSUANT TO THIS PARAGRAPH SHALL BE DETERMINED AS IF THE EMPLOYEE CONTINUED TO BE EMPLOYED BY THE COMPANY DURING THE PERIODS REFERRED TO IN PARAGRAPHS 4, 5, 6, 7, 8 AND 9 OF THIS OPTION.  THE RIGHT TO PURCHASE SHALL CUMULATE SO THAT SHARES MAY BE PURCHASED AT ANY TIME AFTER BECOMING ELIGIBLE FOR PURCHASE UNTIL TERMINATION OF THE OPTION.

4.     SUBJECT TO PARAGRAPHS 10 AND 11, IF EMPLOYMENT OF THE EMPLOYEE WITH THE COMPANY AND ITS SUBSIDIARIES TERMINATES FOR ANY REASON OTHER THAN RETIREMENT, DISABILITY OR DEATH, THIS OPTION MAY BE EXERCISED BY THE EMPLOYEE

TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THREE (3) MONTHS AFTER THE EMPLOYEE’S EFFECTIVE DATE OF TERMINATION, BUT NOT BEYOND THE TERM OF THE OPTION.

5.     SUBJECT TO PARAGRAPHS 10 AND 11, IF THE EMPLOYEE TERMINATES EMPLOYMENT BY REASON OF RETIREMENT, THIS OPTION MAY BE EXERCISED BY THE EMPLOYEE TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THE TERM OF THE OPTION.

6.     SUBJECT TO PARAGRAPHS 10 AND 11, IF THE EMPLOYMENT OF THE EMPLOYEE WITH THE COMPANY AND ITS SUBSIDIARIES TERMINATES DUE TO DISABILITY, THIS OPTION MAY BE EXERCISED BY THE EMPLOYEE TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THE TERM OF THE OPTION.

7.     IN THE EVENT OF DEATH OF THE EMPLOYEE DURING EMPLOYMENT, THIS OPTION MAY BE EXERCISED TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THE TERM OF THE OPTION AND ONLY BY THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF THE EMPLOYEE OR THE PERSON OR PERSONS TO WHOM RIGHTS UNDER THE OPTION HAVE PASSED BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

8.     IN THE EVENT OF DEATH OF THE EMPLOYEE DURING THE THREE (3) MONTH PERIOD REFERRED TO IN PARAGRAPH 4 OF THIS OPTION, THIS OPTION MAY BE EXERCISED TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THREE (3) MONTHS AFTER SUCH DEATH, BUT NOT BEYOND THE TERM OF THE OPTION AND ONLY BY THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF THE EMPLOYEE OR THE PERSON OR PERSONS TO WHOM RIGHTS UNDER THE OPTION HAVE PASSED BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

9.     IN THE EVENT OF DEATH OF THE EMPLOYEE DURING THE PERIODS REFERRED TO IN PARAGRAPHS 5 OR 6 OF THIS OPTION, THE OPTION MAY BE EXERCISED TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THE TERM OF THE OPTION AND ONLY BY THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF THE EMPLOYEE OR THE PERSON OR PERSONS TO WHOM RIGHTS UNDER THE OPTION HAVE PASSED BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

10.   NOTWITHSTANDING PARAGRAPHS 4, 5 AND 6, THIS OPTION SHALL IMMEDIATELY TERMINATE IN THE EVENT THE EMPLOYEE ENGAGES, DIRECTLY OR INDIRECTLY, FOR THE BENEFIT OF THE EMPLOYEE OR OTHERS, IN ANY ACTIVITY, EMPLOYMENT OR BUSINESS DURING EMPLOYMENT OR WITHIN TWELVE (12) MONTHS AFTER THE DATE OF TERMINATION OR RETIREMENT WHICH, IN THE SOLE OPINION AND DISCRETION OF THE COMPENSATION COMMITTEE OR ITS DELEGATE, IS COMPETITIVE WITH THE COMPANY OR ANY OF ITS SUBSIDIARIES.

11.   NOTWITHSTANDING PARAGRAPHS 4, 5, AND 6, THE OPTION SHALL IMMEDIATELY TERMINATE, IF IN THE SOLE OPINION AND DISCRETION OF THE COMPENSATION COMMITTEE OR ITS DELEGATE, THE EMPLOYEE (A) ENGAGES IN A MATERIAL BREACH OF THE COMPANY’S CODE OF BUSINESS CONDUCT; (B) COMMITS AN ACT OF FRAUD, EMBEZZLEMENT OR THEFT IN CONNECTION WITH THE EMPLOYEE’S DUTIES OR IN THE COURSE OF EMPLOYMENT; OR (C) WRONGFULLY DISCLOSES SECRET PROCESSES OR CONFIDENTIAL INFORMATION OF THE COMPANY OR ITS SUBSIDIARIES.

12.   THIS OPTION MAY NOT UNDER ANY CIRCUMSTANCES BE EXERCISED ON OR AFTER THE TENTH (10) ANNIVERSARY OF THE GRANT DATE.

13.   NOTHING HEREIN CONFERS UPON THE EMPLOYEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR OF ANY SUBSIDIARY.

14.   THIS OPTION IS NOT TRANSFERABLE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION AND IS EXERCISABLE DURING THE EMPLOYEE’S LIFETIME ONLY BY THE EMPLOYEE.  IT MAY NOT BE ASSIGNED, TRANSFERRED (EXCEPT AS

AFORESAID), PLEDGED OR HYPOTHECATED IN ANY WAY, WHETHER BY OPERATION OF LAW OR OTHERWISE, AND SHALL NOT BE SUBJECT TO EXECUTION, ATTACHMENT, OR SIMILAR PROCESS.  ANY ATTEMPT AT ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THIS OPTION CONTRARY TO THE PROVISIONS HEREOF, AND THE LEVY OF ANY ATTACHMENT OR SIMILAR PROCESS UPON THIS OPTION, SHALL BE NULL AND VOID AND WITHOUT EFFECT.

15.   THIS OPTION MAY BE EXERCISED ONLY BY DELIVERING TO THE SECRETARY OR OTHER DESIGNATED EMPLOYEE OR AGENT OF THE COMPANY A WRITTEN, ELECTRONIC, OR TELEPHONIC NOTICE OF EXERCISE, SPECIFYING THE NUMBER OF COMMON SHARES WITH RESPECT TO WHICH THE OPTION IS THEN BEING EXERCISED, AND BY PAYMENT OF THE FULL PURCHASE PRICE OF THE SHARES BEING PURCHASED IN CASH, OR WITH OTHER COMMON SHARES OF THE COMPANY HELD BY THE EMPLOYEE HAVING A THEN FAIR MARKET VALUE EQUAL TO THE PURCHASE PRICE, OR BY THE DELIVERY OF A PROPERLY EXECUTED EXERCISE NOTICE TOGETHER WITH A COPY OF IRREVOCABLE INSTRUCTIONS TO A BROKER TO DELIVER PROMPTLY TO THE COMPANY THE AMOUNT OF SALE OR LOAN PROCEEDS TO PAY THE PURCHASE PRICE, OR A COMBINATION THEREOF, PLUS PAYMENT IN CASH OR, SUBJECT TO APPROVAL OF THE COMPENSATION COMMITTEE,  BY WITHHOLDING OF COMMON SHARES OF THE COMPANY, OF THE FULL AMOUNT OF ANY TAXES WHICH THE COMPANY BELIEVES ARE REQUIRED TO BE WITHHELD AND PAID WITH RESPECT TO SUCH EXERCISE, AND IN THE EVENT THE OPTION IS BEING EXERCISED BY A PERSON OR PERSONS OTHER THAN THE EMPLOYEE, SUCH APPROPRIATE TAX CLEARANCES, PROOF OF THE RIGHT OF SUCH PERSON OR PERSONS TO EXERCISE THE OPTION, AND OTHER PERTINENT DATA AS THE COMPANY MAY DEEM NECESSARY.

16.   THE COMPANY SHALL NOT BE REQUIRED TO ISSUE OR DELIVER ANY SHARES PURCHASED UPON ANY EXERCISE PENDING COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES AND OTHER LAWS (INCLUDING ANY REGISTRATION REQUIREMENTS) AND COMPLIANCE WITH THE RULES AND PRACTICES OF ANY STOCK EXCHANGE UPON WHICH THE COMPANY’S COMMON SHARES ARE LISTED.

17.   IN ADDITION TO TENDERING A CASH PAYMENT, THE EMPLOYEE MAY SATISFY ANY FEDERAL, STATE, AND/OR LOCAL TAXES ARISING FROM ANY TRANSACTION RELATED TO THIS OPTION BY (1) HAVING THE COMPANY WITHHOLD COMMON SHARES FROM THOSE OPTIONS EXERCISED TO SATISFY THE MINIMUM APPLICABLE WITHHOLDING TAX OR (2) DELIVERING OTHER PREVIOUSLY ACQUIRED COMMON SHARES OF THE COMPANY HAVING A FAIR MARKET VALUE APPROXIMATELY EQUAL TO THE AMOUNT TO BE WITHHELD.

18.   NEITHER THIS OPTION, SHARES ISSUED UPON ITS EXERCISE, ANY EXCESS OF MARKET VALUE OVER OPTION PRICE, NOR ANY OTHER RIGHTS, BENEFITS, VALUES OR INTEREST RESULTING FROM THE GRANTING OF THIS OPTION SHALL BE CONSIDERED AS COMPENSATION FOR PURPOSES OF ANY PENSION OR RETIREMENT PLAN, INSURANCE PLAN, INVESTMENT OR STOCK PURCHASE PLAN, OR ANY OTHER EMPLOYEE BENEFIT PLAN OF THE COMPANY OR ANY OF ITS SUBSIDIARIES.

19.   THE GRANT OF A STOCK OPTION UNDER THE PROGRAM DOES NOT CREATE ANY CONTRACTUAL OR OTHER RIGHT TO RECEIVE ADDITIONAL STOCK OPTION GRANTS OR OTHER PROGRAM BENEFITS IN THE FUTURE.  NOTHING CONTAINED IN THIS AGREEMENT IS INTENDED TO CREATE OR ENLARGE ANY OTHER CONTRACTUAL OBLIGATIONS BETWEEN THE COMPANY AND THE EMPLOYEE.  FUTURE OPTION GRANTS, IF ANY, AND THEIR TERMS AND CONDITIONS, WILL BE AT THE SOLE DISCRETION OF THE COMPENSATION COMMITTEE.  UNLESS EXPRESSLY PROVIDED BY THE COMPANY IN WRITING, ANY VALUE ASSOCIATED WITH A STOCK OPTION GRANTED UNDER THE PROGRAM IS AN ITEM OF COMPENSATION OUTSIDE THE SCOPE OF THE EMPLOYEE’S EMPLOYMENT CONTRACT, IF ANY, AND SHALL NOT BE DEEMED PART OF THE EMPLOYEE’S NORMAL OR EXPECTED COMPENSATION FOR PURPOSES OF CALCULATING ANY SEVERANCE, RESIGNATION, REDUNDANCY, OR END-OF-SERVICE PAYMENTS, BONUSES, LONG-SERVICE AWARDS, PENSION OR RETIREMENT BENEFITS, OR SIMILAR PAYMENTS.

20.   THIS OPTION SHALL BE INTERPRETED TO EFFECT THE ORIGINAL INTENT OF THE COMPANY AS CLOSELY AS POSSIBLE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, ANY LAWS GOVERNING DATA PRIVACY).  IF ANY CONDITION OR PROVISION OF THIS OPTION IS INVALID, ILLEGAL, OR INCAPABLE OF BEING ENFORCED UNDER ANY APPLICABLE LAW OR REGULATION GOVERNING DATA PRIVACY, INCLUDING THE PRIVACY LAWS AND REGULATIONS OF THE EUROPEAN ECONOMIC AREA, ALL OTHER CONDITIONS AND PROVISIONS OF THIS OPTION SHALL NEVERTHELESS REMAIN IN FULL FORCE AND EFFECT.  BY ACCEPTING THIS OPTION, THE EMPLOYEE VOLUNTARILY ACKNOWLEDGES AND CONSENTS TO THE COLLECTION, USE, PROCESSING AND TRANSFER OF PERSONAL DATA AS DESCRIBED IN THIS PARAGRAPH.  THE EMPLOYEE IS NOT OBLIGED TO CONSENT TO SUCH COLLECTION, USE, PROCESSING AND TRANSFER OF PERSONAL DATA.  HOWEVER, FAILURE TO PROVIDE THE CONSENT MAY AFFECT THE EMPLOYEE’S ABILITY TO PARTICIPATE IN THE PROGRAM.  THE COMPANY, ITS SUBSIDIARIES AND THE EMPLOYEE’S EMPLOYER HOLD CERTAIN PERSONAL INFORMATION ABOUT THE EMPLOYEE, INCLUDING THE EMPLOYEE’S NAME, HOME ADDRESS AND TELEPHONE NUMBER, DATE OF BIRTH, SOCIAL SECURITY NUMBER OR OTHER EMPLOYEE IDENTIFICATION NUMBER, SALARY, NATIONALITY, JOB TITLE, THE NUMBER OF COMMON SHARES OF THE COMPANY (IF ANY) OWNED BY THE EMPLOYEE, WHETHER THE EMPLOYEE IS A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY OR OF ANY OF ITS SUBSIDIARIES, DETAILS OF ALL STOCK OPTIONS OR ANY OTHER ENTITLEMENT TO COMMON SHARES AWARDED, CANCELED, PURCHASED, VESTED, UNVESTED OR OUTSTANDING IN THE EMPLOYEE’S FAVOR FOR THE PURPOSE OF MANAGING AND ADMINISTERING THE PROGRAM OR THIS OPTION (COLLECTIVELY “PERSONAL DATA”).  THE COMPANY AND/OR ITS SUBSIDIARIES WILL TRANSFER PERSONAL DATA AMONGST THEMSELVES AS NECESSARY FOR THE PURPOSE OF IMPLEMENTATION, ADMINISTRATION AND MANAGEMENT OF THE EMPLOYEE’S PARTICIPATION IN THE PROGRAM, AND THE COMPANY AND/OR ANY OF ITS SUBSIDIARIES MAY EACH FURTHER TRANSFER PERSONAL DATA TO ANY THIRD PARTIES ASSISTING THE COMPANY IN THE IMPLEMENTATION, ADMINISTRATION AND MANAGEMENT OF THE PROGRAM.  THESE RECIPIENTS MAY BE LOCATED IN THE EUROPEAN ECONOMIC AREA, OR ELSEWHERE THROUGHOUT THE WORLD, SUCH AS THE UNITED STATES.  THE EMPLOYEE HEREBY AUTHORIZES THEM TO RECEIVE, POSSESS, USE, RETAIN AND TRANSFER THE PERSONAL DATA, IN ELECTRONIC OR OTHER FORM, FOR THE PURPOSES OF IMPLEMENTING, ADMINISTERING AND MANAGING THE EMPLOYEE’S PARTICIPATION IN THE PROGRAM, INCLUDING ANY TRANSFER OF SUCH PERSONAL DATA AS MAY BE REQUIRED FOR THE ADMINISTRATION OF THE PROGRAM AND/OR THE SUBSEQUENT HOLDING OF COMMON SHARES ON THE EMPLOYEE’S BEHALF TO A BROKER OR OTHER THIRD PARTY WITH WHOM THE EMPLOYEE MAY ELECT TO DEPOSIT ANY COMMON SHARES ACQUIRED PURSUANT TO THE PROGRAM.  THE EMPLOYEE MAY, WHEN AND TO THE EXTENT REQUIRED BY APPLICABLE DATA PRIVACY LAWS, REVIEW PERSONAL DATA AND REQUIRE ANY NECESSARY AMENDMENTS TO IT. THE EMPLOYEE MAY, AT ANY TIME, WITHDRAW THE CONSENTS HEREIN IN WRITING BY CONTACTING THE COMPANY; HOWEVER, WITHDRAWING THE EMPLOYEE’S CONSENT MAY AFFECT THE EMPLOYEE’S ABILITY TO PARTICIPATE IN THE PROGRAM.

21.   IF THE COMPANY DETERMINES THAT THIS AGREEMENT IS SUBJECT TO SECTION 409A OF THE INTERNAL REVENUE CODE AND FAILS TO COMPLY WITH THAT SECTION’S REQUIREMENTS, THE COMPANY MAY, AT THE COMPANY’S SOLE DISCRETION, AMEND THE AGREEMENT TO CAUSE IT TO COMPLY WITH SECTION 409A OR BE EXEMPT FROM SECTION 409A.

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS OPTION TO BE EXECUTED BY ITS DULY AUTHORIZED OFFICER AS OF THE GRANT DATE ABOVE SET FORTH.

ABBOTT LABORATORIES

Addendum to the Abbott Laboratories, Inc. Stock Option Agreement

BRAZIL

Notwithstanding paragraph 15 or any other provision stating otherwise, all stock options granted in Brazil will only be exercisable using the cashless method.  Only full cashless exercise (net proceeds remitted to employee in cash) will be permitted.  Cash or stock swap methods of exercise are prohibited.  This provision does not apply to persons identified, pursuant to item 401(b) of Regulation S-K of the Securities and Exchange Commission, as “Executive Officers” within the meaning of item 401(b).

BULGARIA

Notwithstanding paragraph 15 or any other provision stating otherwise, all stock options granted in Bulgaria will only be exercisable using the cashless method.  Only full cashless exercise (net proceeds remitted to employee in cash) will be permitted.  Cash or stock swap methods of exercise are prohibited.  This provision does not apply to persons identified, pursuant to item 401(b) of Regulation S-K of the Securities and Exchange Commission, as “Executive Officers” within the meaning of item 401(b).

CHINA

Notwithstanding paragraph 15 or any other provision stating otherwise, all stock options granted in China will only be exercisable using the cashless method.  Only full cashless exercise (net proceeds remitted to employee in cash) will be permitted.  Cash or stock swap methods of exercise are prohibited.  This provision does not apply to persons identified, pursuant to item 401(b) of Regulation S-K of the Securities and Exchange Commission, as “Executive Officers” within the meaning of item 401(b).

CROATIA

Notwithstanding paragraph 15 or any other provision stating otherwise, all stock options granted in Croatia will only be exercisable using the cashless method.  Only full cashless exercise (net proceeds remitted to employee in cash) will be permitted.  Cash or stock swap methods of exercise are prohibited.  This provision does not apply to persons identified, pursuant to item 401(b) of Regulation S-K of the Securities and Exchange Commission, as “Executive Officers” within the meaning of item 401(b).

INDONESIA

Notwithstanding paragraph 15 or any other provision stating otherwise, all stock options granted in Indonesia will only be exercisable using the cashless method.  Only full cashless exercise (net proceeds remitted to employee in cash) will be permitted.  Cash or stock swap methods of exercise are prohibited.  This provision does not apply to persons identified, pursuant to item 401(b) of Regulation S-K of the Securities and Exchange Commission, as “Executive Officers” within the meaning of item 401(b).

NEW ZEALAND

Notwithstanding paragraph 15 or any other provision stating otherwise, all stock options granted in New Zealand will only be exercisable using the cashless method.  Only full cashless exercise (net proceeds remitted to employee in cash) will be permitted.  Cash or stock swap methods of exercise are prohibited.  This provision does not apply to persons identified, pursuant to item 401(b) of Regulation S-K of the Securities and Exchange Commission, as “Executive Officers” within the meaning of item 401(b).

VENEZUELA

Notwithstanding paragraph 15 or any other provision stating otherwise, all stock options granted in Venezuela will only be exercisable using the cashless method.  Only full cashless exercise (net proceeds remitted to employee in cash) will be permitted.  Cash or stock swap methods of exercise are prohibited.  This provision does not apply to persons identified, pursuant to item 401(b) of Regulation S-K of the Securities and Exchange Commission, as “Executive Officers” within the meaning of item 401(b).

VIETNAM

Notwithstanding paragraph 15 or any other provision stating otherwise, all stock options granted in Vietnam will only be exercisable using the cashless method.  Only full cashless exercise (net proceeds remitted to employee in cash) will be permitted.  Cash or stock swap methods of exercise are prohibited.

This provision does not apply to persons identified, pursuant to item 401(b) of Regulation S-K of the Securities and Exchange Commission, as “Executive Officers” within the meaning of item 401(b).